Exhibit 99.1

NEWS RELEASE	Investor Relations 314/994-2916

FOR IMMEDIATE RELEASE

Industry Veteran George J. Schuller Jr. Joins Arch Resources as Senior Vice President and Chief Operating Officer

ST. LOUIS, March 19, 2024 – Arch Resources, Inc. (NYSE: ARCH) today announced that George J. Schuller Jr., a highly regarded mining industry executive with decades of senior operational leadership experience, has joined the company as senior vice president and chief operating officer, effective immediately.

“We are extremely pleased that George has agreed to join the Arch team in this pivotal capacity and view him as a perfect fit with our sustainability-focused and results-driven culture,” said John T. Drexler, Arch’s president. “George has decades of leadership experience in the global coal and mining industry and brings a tremendous record of success in managing large-scale mining operations in a safe, responsible, efficient and collaborative manner. We consider George the ideal person to lead Arch’s world-class portfolio of high-quality coking coal assets at this time and are confident that he will elevate the company’s significant operational capabilities and first-quartile cost execution still further.”

“I am excited to be joining the Arch team at this important juncture,” said Schuller. “Arch has a world-class portfolio of assets and a highly talented workforce that demonstrates a deep commitment to safety, environmental stewardship, and operational excellence in everything they do. I look forward to working with the entire team to capitalize on the mining portfolio’s tremendous potential by pursuing continuous improvement in every facet of operational performance; identifying and advancing opportunities to unlock incremental value; and – perhaps most importantly – extending Arch’s well-established reputation as a sustainability leader in the global mining industry.”

Schuller has more than 30 years of experience in the global mining industry, most recently serving as chief operations officer at Compass Minerals, Inc. Prior to joining Compass in 2019, Schuller held a range of high-ranking operational roles at Peabody Energy, including president, Australia; chief operating officer, Australia; group executive operations, Australia; and group executive, Powder River Basin and the Southwest. He earned a B.S. in Mining Engineering from West Virginia University in Morgantown in 1986 and an MBA from the University of Charleston (West Virginia) in 1998. He holds an honorary doctorate degree in engineering from West Virginia University; served as chair of Coal21, an Australia-wide body on advanced clean coal use; and has served on the boards of the Minerals Council of Australia, the Queensland Resource Council, the Australian Coal Association, and the Australian Coal Association Low-Emission Technology initiative. In addition, Schuller has served as president of the National Mine Rescue Association and as vice president of the Holmes Safety Association.

Arch Resources is a premier producer of high-quality metallurgical products for the global steel industry. The company operates large, modern and highly efficient mines that consistently set the industry standard for both mine safety and environmental stewardship. Arch Resources from time to time utilizes its website – www.archrsc.com – as a channel of distribution for material company information. To learn more about us and our premium metallurgical products, go to www.archrsc.com.

Forward-Looking Statements: This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended - that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance, and future plans, and often contain words such as “should,” “could,” “appears,” “estimates,” “projects,” “targets,” “expects,” “anticipates,” “intends,” “may,” “plans,” “predicts,” “believes,” “seeks,” “strives,” “will” or variations of such words or similar words. Actual results or outcomes may vary significantly, and adversely, from those anticipated due to many factors, including: loss of availability, reliability and cost-effectiveness of transportation facilities and fluctuations in transportation costs; operating risks beyond our control, including risks related to mining conditions, mining, processing and plant equipment failures or maintenance problems, weather and natural disasters, the unavailability of raw materials, equipment or other critical supplies, mining accidents, and other inherent risks of coal mining that are beyond our control; inflationary pressures and availability and price of mining and other industrial supplies; changes in coal prices, which may be caused by numerous factors beyond our control, including changes in the domestic and foreign supply of and demand for coal and the domestic and foreign demand for steel and electricity; volatile economic and market conditions; the effects of foreign and domestic trade policies, actions or disputes on the level of trade among the countries and regions in which we operate, the competitiveness of our exports, or our ability to export; the effects of significant foreign conflicts; the loss of, or significant reduction in, purchases by our largest customers; our relationships with, and other conditions affecting our customers and our ability to collect payments from our customers; risks related to our international growth; competition, both within our industry and with producers of competing energy sources, including the effects from any current or future legislation or regulations designed to support, promote or mandate renewable energy sources; alternative steel production technologies that may reduce demand for our coal; our ability to secure new coal supply arrangements or to renew existing coal supply arrangements; cyber-attacks or other security breaches that disrupt our operations, or that result in the unauthorized release of proprietary, confidential or personally identifiable information; our ability to acquire or develop coal reserves in an economically feasible manner; inaccuracies in our estimates of our coal reserves; defects in title or the loss of a leasehold interest; the availability and cost of surety bonds, including potential collateral requirements; we may not have adequate insurance coverage for some business risks; disruptions in the supply of coal from third parties; decreases in the coal consumption of electric power generators could result in less demand and lower prices for thermal coal; our ability to pay dividends or repurchase shares of our common stock according to our announced intent or at all; the loss of key personnel or the failure to attract additional qualified personnel and the availability of skilled employees and other workforce factors; public health emergencies, such as pandemics or epidemics, could have an adverse effect on our business; existing and future legislation and regulations affecting both our coal mining operations and our customers’ coal usage, governmental policies and taxes, including those aimed at reducing emissions of elements such as mercury, sulfur dioxides, nitrogen oxides, particulate matter or greenhouse gases; increased pressure from political and regulatory authorities, along with environmental and climate change activist groups, and lending and investment policies adopted by financial institutions and insurance companies to address concerns about the environmental impacts of coal combustion; increased attention to environmental, social or governance matters (“ESG”); our ability to obtain and renew various permits necessary for our mining operations; risks related to regulatory agencies ordering certain of our mines to be temporarily or permanently closed under certain circumstances; risks related to extensive environmental regulations that impose significant costs on our mining operations and could result in litigation or material liabilities; the accuracy of our estimates of reclamation and other mine closure obligations; the existence of hazardous substances or other environmental contamination on property owned or used by us and risks related to tax legislation and our ability to use net operating losses and certain tax credits; All forward-looking statements in this press release, as well as all other written and oral forward-looking statements attributable to us or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements contained in this section and elsewhere in this press release. These factors are not necessarily all of the important factors that could cause actual results or outcomes to vary significantly, and adversely, from those anticipated at the time such statements were first made. These risks and uncertainties, as well as other risks of which we are not aware or which we currently do not believe to be material, may cause our actual future results and outcomes to be materially, and adversely, different than those expressed in our forward-looking statements. For these reasons, readers should not place undue reliance on any such forward-looking statements.  These forward-looking statements speak only as of the date on which such statements were made, and we do not undertake, and expressly disclaim, any duty to update our forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by the federal securities laws. For a description of some of the risks and uncertainties that may affect our future results, you should see the risk factors described from time to time in the reports we file with the Securities and Exchange Commission.

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